UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026 (March 25, 2026)
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HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2323 Victory Avenue, Suite 1400
Dallas, TX		75219
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	New York Stock Exchange
Common Stock $0.01 par value	DINO	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced in its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 18, 2026, HF Sinclair Corporation (the “Company”) appointed Mr. Franklin Myers, age 73, as Chief Executive Officer and President of the Company on a temporary basis, effective as of February 17, 2026 (“Acting CEO”).

In connection with the foregoing, the Compensation Committee of the Board of Directors of the Company recommended, and the Board of Directors (the “Board”) approved, the following compensation arrangements for Mr. Myers: (i) a monthly cash stipend for qualifying business expenses in the amount of $9,000, commencing February 17, 2026 and prorated for any partial month of service, (ii) a one-time grant of restricted stock units, the grant date value of which shall equal approximately $105,000 (the “Initial RSU Grant”), and (iii) commencing in April 2026, on or around the 17th of each calendar month in which Mr. Myers serves as Acting CEO, a grant of restricted stock units, the grant date value of which shall equal approximately $105,000 (each, a “Follow-On RSU Grant” and, together with the Initial RSU Grant, the “RSU Grants”). The RSU Grants will be governed by the HF Sinclair Corporation Amended and Restated 2020 Long Term Incentive Plan and the applicable individual restricted stock unit award agreements to be entered into between Mr. Myers and the Company, a form of which the Company has previously filed with the Securities and Exchange Commission. Mr. Myers is also entitled to participate in the Company’s employee benefit plans and programs.

Mr. Myers will not receive compensation for his continued Board service during the period in which he serves as Acting CEO. The Board will conduct a good-faith review of Mr. Myers’ compensation arrangements at least quarterly while he serves as Acting CEO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HF SINCLAIR CORPORATION

By:	/s/	Eric L. Nitcher
Eric L. Nitcher
Executive Vice President, General Counsel

Date: March 31, 2026